              SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

       THIS SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "AMENDMENT") is entered into to be effective as of July 14, 2000, by and among F.Y.I. Incorporated, a Delaware corporation ("F.Y.I."), the Lenders (as such term is defined in the Credit Agreement, as hereinafter defined) which are parties hereto, BNP Paribas (successor by merger to Paribas), a bank organized under the laws of France acting through its Chicago Branch, as agent for itself and the other Lenders (the "AGENT"), and Bank of America, N.A., and Bank One, Texas, N.A., as co-agents for themselves and the other Lenders (the "CO-AGENTS").

                                      RECITALS

       A. F.Y.I., the Agent, the Co-Agents and certain of the Lenders entered into that certain Amended and Restated Credit Agreement dated as of February 17, 1998 (as amended by a First Amendment thereto dated as of August 3, 1998, a Second Amendment thereto dated as of April 13, 1999, a Third Amendment thereto dated August 13, 1999, a Fourth Amendment dated as of November 10, 1999, and a Fifth Amendment dated as of April 28, 2000, the "CREDIT AGREEMENT"), pursuant to which, among other things, the Lenders agreed to make certain loans available to F.Y.I. upon the terms and conditions set forth therein;

       B. F.Y.I., the Agent, the Co-Agents and the Lenders desire to amend the Credit Agreement in certain respects as more fully set out herein.

                                     AGREEMENT

       NOW, THEREFORE, for and in consideration of the premises and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, F.Y.I., the Lenders, the Agent and the Co-Agents hereby agree as follows:

       1. TERMS. All terms used herein which begin with an initial capital letter shall, unless otherwise expressly defined herein, have the same definitions assigned to such terms in the Credit Agreement, as modified by this Amendment.

       2.     DEFINITIONS.

              (a) Effective as of the date hereof, the following defined term and its associated definition appearing in SECTION 1.1 of the Credit Agreement is hereby amended to read in its entirety as follows:

                     "LOANS TERMINATION DATE" means February 17, 2002.

              (b) Effective as of the date hereof, the chart in the definition of "Applicable Margin" appearing in SECTION 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:


     --------------------------------------------------------------------------------------
                                                                Applicable Margins
                                                                        for
     --------------------------------------------------------------------------------------
                      Total Debt to                 Eurodollar      Prime      Commitment
                      EBITDA Ratio                    Loans       Rate Loans       Fee
     --------------------------------------------------------------------------------------
                      $2.50 to 1.00                    1.75%          0%          0.375%
     --------------------------------------------------------------------------------------


SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT - Page 1

     --------------------------------------------------------------------------------------
             $2.00 to 1.00 and less than 2.50 to      1.375%          0%          0.250%
     --------------------------------------------------------------------------------------
             $1.50 to 1.00 and less than 2.00 to      1.125%          0%          0.250%
     --------------------------------------------------------------------------------------
                      less than 1.50 to 1.00          0.875%          0%          0.250%
     --------------------------------------------------------------------------------------


       3.     AMENDMENT TO SECTION 2.3.  Effective as of the date hereof,
Section 2.3 of the Credit Agreement is amended by deleting the phrase "eight
(8)" and replacing it with the phrase "four (4)"; by deleting the phrase "seven
(7)" and replacing it with the phrase "three (3)"; and by deleting the phrase "twenty (20)" and replacing it with the phrase "ten (10)".

       4.     AMENDMENT TO SECTION 10.5.  Effective as of the date hereof,
SECTION 10.5 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

              Section 10.5 CAPITAL EXPENDITURES. F.Y.I. will not permit the aggregate Capital Expenditures of F.Y.I. and its Subsidiaries during any fiscal year of F.Y.I. to exceed the sum of
       (a) $15,000,000 ("PERMITTED CAPITAL EXPENDITURES") PLUS (b) an amount equal to 110% of the annual depreciation of any entity acquired in a Permitted Acquisition (i) for the fiscal year in which such Permitted Acquisition is made, for the twelve-month period preceding the date of the Permitted Acquisition multiplied by a fraction the numerator of which is the number of calendar days remaining in the fiscal year in which such Permitted Acquisition is consummated after the date of consummation of such Permitted Acquisition and the denominator of which is 365, and
       (ii) for each subsequent fiscal year, increasing at a rate of three percent (3%).

       5. CONDITIONS PRECEDENT. This Amendment shall be effective upon the occurrence of each of the following:

              (a) SIXTH AMENDMENT. The execution of this Amendment by each of F.Y.I., the Agent, the Co-Agents and the Lenders;

              (b) CONSENTS. The execution of a consent to this Amendment by each of the Loan Parties other than F.Y.I. in the form requested by the Agent, which, among other things, shall reaffirm the Guaranty and Security Agreement, if any, executed by each such Loan Party;

              (c) RESOLUTIONS. Resolutions of the board of directors of F.Y.I certified by its Secretary or an Assistant Secretary or other analogous officer or representative which authorize the execution, delivery and performance by F.Y.I. of this Amendment and such other Loan Documents to be executed in connection herewith to which F.Y.I. is to be a party;

              (d) OFFICERS' CERTIFICATE. An officers' certificate of F.Y.I. certifying as to the incumbency and signature of each officer of the Loan Parties executing this Amendment and the other Loan Documents to be executed in connection herewith, as to no changes to such Loan Parties' articles or certificates of incorporation, other analogous constitutional documents, or bylaws since the copies thereof most recently certified and delivered to the Agent, and as to the continuing existence and good standing of each Loan Party, such certificate to be dated as of a current date and in form reasonably satisfactory to the Agent and its counsel;

              (e) PAYMENT OF FEES AND EXPENSES. F.Y.I. shall have paid all fees and expenses of or incurred by the Agent and its counsel to the extent billed on or before the date hereof and payable pursuant to this Amendment;


SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT - Page 2

              (f) OPINIONS OF COUNSEL. A favorable opinion of Locke Liddell & Sapp LLP, counsel for the Loan Parties, in form and substance satisfactory to the Agent with respect to F.Y.I. and its Subsidiaries;

              (g) LENDER COMMITMENT FEES. F.Y.I. shall have paid a five one hundredths of one percent (0.05%) fee to each Lender based on that lender's respective outstanding Commitment; and

              (h) PROCEEDINGS SATISFACTORY. All matters and proceedings taken in connection with this Amendment and the other Loan Documents to be delivered in connection herewith shall be reasonably satisfactory to the Agent and its counsel.

       Borrower shall deliver, or cause to be delivered, to the Agent sufficient counterparts of each agreement, document or instrument to be received by the Agent under this SECTION 4 to permit the Agent to distribute a copy of the same to each Lender.

       6. REPRESENTATION AND WARRANTIES. F.Y.I. represents and warrants to the Agent and each Lender that:

              (a) the representations and warranties made by F.Y.I. in the Loan Documents, as the same are amended hereby, are true and correct at the time this Amendment is executed and delivered, except to the extent that such representations and warranties are expressly by their terms made only as of the Closing Date or another specified date. F.Y.I. further represents and warrants to the Agent and the Lenders that: (i) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of F.Y.I. and the other Loan Parties, as appropriate, and will not violate the articles of incorporation or bylaws of F.Y.I. or such other Loan Parties; (ii) no Event of Default has occurred and is continuing and no event or condition has occurred that with the giving of notice or lapse of time or both would be an Event of Default; and (iii) F.Y.I. is in full compliance with all covenants and agreements contained in the Credit Agreement as amended hereby; and

              (b) the Total Debt to EBITDA Ratio computed as of and for the twelve calendar month period most recently ended is equal to or less than 2.00 to 1.00.

       7. COSTS. F.Y.I. agrees to pay all reasonable costs incurred in connection with the negotiation, preparation, execution and consummation of this Amendment and the transactions preceding and contemplated by this Amendment including, without limitation, the reasonable fees and expenses of Jenkens & Gilchrist, P.C., counsel to the Agent.

       8.     Miscellaneous.

              (a) HEADINGS. Section headings are for reference only, and shall not affect the interpretation or meaning of any provision of this Amendment.

              (b) NO WAIVER. No failure on the part of the Agent or the Lenders to exercise, and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under the Loan Documents shall operate as a waiver thereof, and no single or partial exercise of any right, power or privilege under the Loan Documents shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege.


SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT - Page 3

              (c) EFFECT OF THIS AMENDMENT. The Credit Agreement, as amended by this Amendment, shall remain in full force and effect except that any reference therein, or in any other Loan Document, referring to the Credit Agreement, shall be deemed to refer to the Credit Agreement, as amended by this Amendment.

              (d) GOVERNING LAW. EXCEPT TO THE EXTENT THAT THE CREDIT AGREEMENT EXPRESSLY PROVIDES OTHERWISE, THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

              (e) COUNTERPARTS. This Amendment may be executed by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall be construed as but one and the same Amendment.

              (f) NO ORAL AGREEMENTS. THE CREDIT AGREEMENT, AS AMENDED BY THIS AMENDMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENTS THE ENTIRE AGREEMENT AMONG THE PARTIES, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.


                    (Remainder of page intentionally left blank)





SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT - Page 4

       IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized officers as of the date first above written.

                                          F.Y.I.:

                                          F.Y.I. INCORPORATED

                                          By:        /s/ Timothy J. Barker
                                              ---------------------------------
                                               Timothy J. Barker
                                               Senior Vice President

                                          LENDERS:

                                          BNP PARIBAS, as Agent and a Lender

                                          By:    /s/ Clark C. King, III
                                                 ------------------------------
                                          Name:  Clark C. King, III
                                                 ------------------------------
                                          Title: Managing Director
                                                 ------------------------------

                                          By:    /s/ Michael C. Colias
                                                 ------------------------------
                                          Name:  Michael C. Colias
                                                 ------------------------------
                                          Title: Vice President
                                                 ------------------------------

                                          BANK OF AMERICA, N.A.,
                                          as Co-Agent and a Lender

                                          By:    /s/ Steven A. Mackenzie
                                                 ------------------------------
                                          Name:  Steven A. Mackenzie
                                                 ------------------------------
                                          Title: Vice President
                                                 ------------------------------

                                          BANK ONE, TEXAS, N.A.,
                                          as Co-Agent and a Lender

                                          By:    /s/ Gina A. Norris
                                                 ------------------------------
                                          Name:  GINA A. NORRIS
                                                 ------------------------------
                                          Title: Managing Director
                                                 ------------------------------

                                          TEXAS CAPITAL BANK,
                                          NATIONAL ASSOCIATION, as a Lender

                                          By:    /s/ Russell Hartsfield
                                                 ------------------------------
                                          Name:  Russell Hartsfield
                                                 ------------------------------
                                          Title: Executive Vice President
                                                 ------------------------------



SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT - Page 5

                                          WELLS FARGO BANK TEXAS,
                                          NATIONAL ASSOCIATION, successor by
                                          consolidation to Wells Fargo Bank
                                          (Texas), National Association, as a
                                          Lender

                                          By:    /s/ Zachary S. Johnson
                                                 ------------------------------
                                          Name:  Zachary S. Johnson
                                                 ------------------------------
                                          Title: Assistant Vice President
                                                 ------------------------------

                                          SUNTRUST BANK, ATLANTA,
                                          as a Lender

                                          By:    /s/ Daniel S. Komitor
                                                 ------------------------------
                                          Name:  Daniel S. Komitor
                                                 ------------------------------
                                          Title: Director
                                                 ------------------------------



SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT - Page 6

       Each of the undersigned hereby consents and agrees to this Amendment, and each of the undersigned agrees that the Guaranty and the Security Agreements (if any) executed by such Loan Party shall remain in full force and effect and shall continue to be the legal, valid and binding obligations of such Loan Party enforceable against such Loan Party in accordance with its respective terms and agrees that the "Obligations," as defined in the Credit Agreement, shall include all indebtedness under the Credit Agreement, as amended hereby.


LOAN PARTIES:

APS SERVICES ACQUISITION CORP.
ACADIAN CONSULTANTS CORP.
ADVANCED DIGITAL GRAPHICS, INC.
AMERICAN ECONOMICS GROUP ACQUISITION CORP.
AMERICAN ECONOMICS GROUP, INC.
ASSOCIATE RECORD TECHNICIAN SERVICES
       ACQUISITION CORP.
B&B (BALTIMORE-WASHINGTON) ACQUISITION
       CORP.
BANKNOTE PRINTING COMPANY
CH ACQUISITION CORP.
CALIFORNIA MEDICAL RECORD SERVICE
       ACQUISITION CORP.
COPYRIGHT ACQUISITION CORP.
COPYRIGHT INC.
CREATIVE MAILINGS, INC.
DATA ENTRY & INFORMATIONAL SERVICES
       ACQUISITION CORP.
DATA ENTRY & INFORMATIONAL SERVICES, INC.
DPAS ACQUISITION CORP.
DEBARI ASSOCIATES ACQUISITION CORP.
DELIVEREX ACQUISITION CORP.
DISC ACQUISITION CORP.
DOCTEX ACQUISITION CORP.
EAGLE LEGAL SERVICES ACQUISITION CORP.
ECONOMIC RESEARCH SERVICES, INC.
EXIGENT COMPUTER GROUP ACQUISITION CORP.
EXIGENT COMPUTER GROUP, INC.
F.Y.I. CORPORATE ACQUISITION CORP.
F.Y.I. DIRECT INC.
F.Y.I. DISCOVERY SERVICES INCORPORATED
FYIDOCS.COM INC.
F.Y.I. ETRIEVE INCORPORATED
F.Y.I. GOVERNMENT INC.
F.Y.I. GOVERNMENT SERVICES INC.
F.Y.I. HEALTHSERVE INCORPORATED
F.Y.I. IMAGE INC.
F.Y.I. INPUT INC.
F.Y.I. INTEGRATION SOLUTIONS INC.
F.Y.I. LEGAL INCORPORATED
F.Y.I. PRINT INC.
F.Y.I. RECORDS INC.


SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT - Page 7

F.Y.I. STORAGE INC.
F.Y.I. INVESTMENTS, INC.
GLOBAL DIRECT ACQUISITION CORP.
GLOBAL DIRECT, INC.
HEALTHSERVE V.C. CORP.
IMAGENT ACQUISITION CORP.
IMC MANAGEMENT, INC.
INFORMATION MANAGEMENT SERVICES ACQUISITION CORP.
INFORMATION MANAGEMENT SERVICES, INC.
INPUT MANAGEMENT, INC.
LIFO MANAGEMENT, INC.
LEONARD ARCHIVES ACQUISITION CORP.
LEXICODE ACQUISITION CORP.
LEXICODE CORPORATION
MAILING AND MARKETING ACQUISITION CORP.
MAILING AND MARKETING INC.
MANAGED CARE PROFESSIONALS ACQUISITION CORP.
MANAGED CARE PROFESSIONALS, INC.
MAVRICC MANAGEMENT SYSTEMS, INC.
MMS ESCROW AND TRANSFER AGENCY, INC.
MMS SECURITIES, INC.
MEDICOPY ACQUISITION CORP.
MICRO PUBLICATION SYSTEMS, INC.
MICROFILM DISTRIBUTION SERVICES, INC.
MICROFILMING SERVICES, INC.
MINNESOTA MEDICAL RECORD SERVICE ACQUISITION CORP.
NBDE ACQISITON CORP.
NEWPORT BEACH DATA ENTRY, INC.
NEWPORT BEACH DATA ENTRY, LLC
NORTHERN MINNESOTA MEDICAL RECORD SERVICES ACQUISITION CORP.
PENINSULA RECORD MANAGEMENT, INC.
PERMANENT RECORDS MANAGEMENT, INC.
PINNACLE LEGAL COPY SERVICE ACQUISITION CORP.
PINNACLE LEGAL COPIES, INC.
PLCI, INC.
PMI IMAGING SYSTEMS ACQUISITION CORP.
PMI IMAGING SYSTEMS, INC.
PREMIER ACQUISITION CORP.
QUALITY DATA CONVERSIONS ACQUISITION CORP.
QUALITY DATA CONVERSIONS, INC.
QCS INET ACQUISITION CORP.
QUALITY COPY ACQUISITION CORP.
RAC (CALIFORNIA) ACQUISITION CORP.
RESEARCHERS ACQUISITION CORP.
RECORDEX ACQUISITION CORP.
RTI LASER PRINT SERVICES ACQUISITION CORP.
RUST CONSULTING ACQUISITION CORP.
RUST CONSULTING, INC.
TAPS ACQUISITION CORP.
T.C.H. GROUP, INC.
TCH MAILHOUSE, INC.
THE RUST CONSULTING GROUP, INC.


SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT - Page 8

ZIA INFORMATION ANALYSIS GROUP, INC.
ZIP SHRED CANADA ACQUISITION CORP.
ZIPSHRED, INC.


By:       /s/ Timothy J. Barker
     ------------------------------------------
     Timothy J. Barker, Authorized
     Officer for each of the above corporations



INPUT OF TEXAS, L.P.
By:  Input Management, Inc., its general partner

       By:  /s/ Timothy J. Barker
            -----------------------------------
            Timothy J. Barker, Vice President

LIFO SYSTEMS, L.P.
By:  LIFO Management, Inc., its general partner

       By:  /s/ Timothy J. Barker
            -----------------------------------
            Timothy J. Barker, Vice President

PERMANENT RECORDS, L.P.

By:  Permanent Records Management, Inc., its general partner

       By:  /s/ Timothy J. Barker
            -----------------------------------
            Timothy J. Barker, Vice President

IMC, L.P.
By: IMC Management, Inc., its general partner

       By:  /s/ Timothy J. Barker
            -----------------------------------
            Timothy J. Barker, Vice President


SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT - Page 9